Other Non-Operating (Losses)/Income (Tables)	6 Months Ended
Jun. 30, 2023
Other Income and Expenses [Abstract]
Schedule of other nonoperating income (expense)
Other non-operating (losses)/income is comprised of the following:

	Six months ended June 30,
	2023	2022
Realized and unrealized MTM (losses)/gains on investment in listed equity securities (note 14) (1)	(62,308)	295,048
Dividend income from our investment in listed equity securities	9,823	6,918
UK tax lease liability (2)	—	3,105
Other non-operating (losses)/income	(52,485)	305,071

(1) “Investment in listed equity securities,” included in balance sheet line-item “Other current assets” (note 14), relates to our equity holding in New Fortress Energy Inc (“NFE”) of nil and 5.3 million shares of Class A NFE common shares (“NFE Shares”) as of June 30, 2023 and December 31, 2022, respectively. During the six months ended June 30, 2023 and 2022, we recognized $62.3 million realized MTM losses and $295.0 million unrealized MTM gains, respectively.

In the six months ended June 30, 2023, we sold 1.2 million of our NFE Shares at a price range between $36.90 and $40.38 per share for an aggregate consideration of $45.6 million. On March 15, 2023, we also disposed of our remaining 4.1 million NFE Shares that were applied as partial consideration for the repurchase of 1,230 common units in Golar Hilli LLC “Hilli LLC” from NFE, which NFE acquired pursuant to the sale of our investment in Golar LNG Partners LP (“Golar Partners”) to NFE in April 2021 (note 12.2). Following these transactions, we no longer hold any listed equity securities. In the six months ended June 30, 2022, we sold 6.2 million of NFE Shares at a price of $40.80 per share for an aggregate consideration of $253.0 million.

(2) In April 2022, we settled our liability to the UK tax authority in relation to former leasing arrangements of $66.4 million, inclusive of fees and released the remaining UK tax lease liability.